                                                                   EXHIBIT 10.17

                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT (this "Agreement") is entered into as of October 24, 2000 by and among Laidlaw Transportation, Inc. ("LTI"), a Delaware corporation, Greyhound Lines, Inc. ("Greyhound"), a Delaware corporation, and the subsidiaries of Greyhound listed on the signature pages hereto (collectively with Greyhound, the "Subsidiaries").

         WHEREAS, LTI and the Subsidiaries are party to that certain Affiliated Companies Demand Loan Agreement dated as of March 16, 1999 (the "Loan Agreement");

         WHEREAS, LTI and the Subsidiaries desire to terminate their rights and obligations under the Loan Agreement in full, effective as of the date first written above;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, LTI and the Subsidiaries hereby agree as follows:

1. Termination. LTI acknowledges and agrees that there are no amounts owing to it under the Loan Agreement, and therefore LTI and the Subsidiaries agree that the Loan Agreement is hereby terminated and all obligations and rights of LTI and the Subsidiaries thereunder are hereby extinguished.

2. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of LTI and the Subsidiaries and each of their respective heirs and assigns.

3. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof and submissible in evidence and all of which when taken together shall be deemed to be a single instrument.

4. Further Assurances. Each of LTI and the Subsidiaries agrees to execute any additional agreements or documents evidencing the termination of the Loan Agreement as any party hereto may reasonably request.

5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF TEXAS.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first set forth above.



LAIDLAW TRANSPORTATION, INC.                GLI HOLDING COMPANY


By:      /s/  IVAN R. CAIRNS                By:      /s/  JEFFREY W. SANDERS
   -----------------------------------        ----------------------------------
         IVAN R. CAIRNS                              JEFFREY W. SANDERS
         Senior Vice President                       Senior V.P. and Chief
                                                     Financial Officer


GREYHOUND LINES, INC.                       GREYHOUND DE MEXICO, S.A. DE C.V.


By:      /s/  JEFFREY W. SANDERS            By:      /s/  JEFFREY W. SANDERS
   -----------------------------------        ----------------------------------
         JEFFREY W. SANDERS                          JEFFREY W. SANDERS
         Senior V.P. and Chief                       Senior V.P. and Chief
         Financial Officer                           Financial Officer


ASI ASSOCIATES, INC.                        ATLANTIC GREYHOUND LINES OF
                                            VIRGINIA, INC.


By:      /s/  JEFFREY W. SANDERS            By:      /s/  JEFFREY W. SANDERS
   -----------------------------------        ----------------------------------
         JEFFREY W. SANDERS                          JEFFREY W. SANDERS
         Senior V.P. and Chief                       Senior V.P. and Chief
         Financial Officer                           Financial Officer


CAROLINA ASSOCIATES, INC.                   LSX DELIVERY, L.L.C.


By:      /s/  JEFFREY W. SANDERS            By:      /s/  JEFFREY W. SANDERS
   -----------------------------------        ----------------------------------
         JEFFREY W. SANDERS                          JEFFREY W. SANDERS
         Senior V.P. and Chief                       Senior V.P. and Chief
         Financial Officer                           Financial Officer


CAROLINA COACH COMPANY                      ON TIME DELIVERY SERVICE, INC.


By:      /s/  JEFFREY W. SANDERS            By:      /s/  JEFFREY W. SANDERS
   -----------------------------------        ----------------------------------
         JEFFREY W. SANDERS                          JEFFREY W. SANDERS
         Senior V.P. and Chief                       Senior V.P. and Chief
         Financial Officer                           Financial Officer


PEORIA ROCKFORD                             T.N.M. & O. TOURS, INC.
BUS LINES, L.L.C.

By:      /s/  JEFFREY W. SANDERS            By:      /s/  JEFFREY W. SANDERS
   -----------------------------------        ----------------------------------
         JEFFREY W. SANDERS                          JEFFREY W. SANDERS
         Senior V.P. and Chief                       Senior V.P. and Chief
         Financial Officer                           Financial Officer

VALLEY GARAGE COMPANY                       VERMONT TRANSIT CO., INC.



By:      /s/  JEFFREY W. SANDERS            By:      /s/  JEFFREY W. SANDERS
   -----------------------------------        ----------------------------------
         JEFFREY W. SANDERS                          JEFFREY W. SANDERS
         Senior V.P. and Chief                       Senior V.P. and Chief
         Financial Officer                           Financial Officer

SEASHORE TRANSPORTATION                     VALLEY TRANSIT CO., INC.
COMPANY


By:      /s/  JEFFREY W. SANDERS            By:      /s/  JEFFREY W. SANDERS
   -----------------------------------        ----------------------------------
         JEFFREY W. SANDERS                          JEFFREY W. SANDERS
         Senior V.P. and Chief                       Senior V.P. and Chief
         Financial Officer                           Financial Officer


SISTEMA INTERNACIONAL DE                    TEXAS, NEW MEXICO & OKLAHOMA
TRANSPORTE DE AUTOBUSES, INC.               COACHES, INC.


By:      /s/  JEFFREY W. SANDERS            By:      /s/  JEFFREY W. SANDERS
   -----------------------------------        ----------------------------------
         JEFFREY W. SANDERS                          JEFFREY W. SANDERS
         Senior V.P. and Chief                       Senior V.P. and Chief
         Financial Officer                           Financial Officer